                      Securities and Exchange Commission
                           Washington, D.C. 20549

                       RULE 13e-3 TRANSACTION STATEMENT
        (Pursuant to Section 13(e) of the Securities Exchange Act of 1934)

                          TERRITORIAL RESOURCES, INC.
                             (Name of the Issuer)

                          TERRITORIAL RESOURCES, INC.
                     (Name of Person(s) Filing Statement)

             Common Stock, no par value, of TERRITORIAL RESOURCES, INC.
                         (Title of Class of Securities)

                                  881469 20 9
                      (CUSIP Number of Class of Securities)

                             Michael P. Finch, Esq.
                             Vinson & Elkins L.L.P.
                            1001 Fannin, Suite 2300
                             Houston, Texas  77002
                           Telephone: (713) 758-2128
                            Facsimile (713) 615-5282

 (Name, address, and telephone number of person authorized to receive notices and communications on behalf of person(s) filing statement)

This statement is filed in connection with (check the appropriate box):

a. /X/ The filing of solicitation materials or an information statement subject to Regulation 14A [17 CFR 240.14a-1 to 240.14b-1], Regulation 14C [17 CFR 240.14c-1 to 240.14c-101] or Rule 13e-3(c) [Section 240.13e-3(c)] under the
Securities Exchange Act of 1934.

b. / / The filing of a registration statement under the Securities Act of 1933.

c.   / /  A tender offer.

d.   / /  None of the above.

Check the following box if the soliciting material or information statement referred to in checking box (a) are preliminary copies: /X/.


                           CALCULATION OF FILING FEE

-------------------------------------------------------------------------------
        TRANSACTION VALUATION *                   AMOUNT OF FILING FEE
-------------------------------------------------------------------------------
            $1,766,367                                   $354.00

/ / Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     Amount Previously Paid:

     Form or Registration No.:

     Filing Party:

     Date Filed:

NOTES:

* 1,261,691 shares of the Issuer's Common Stock, no par value, redeemed for cash consideration of $1.40 per share.

SUMMARY - THE SPECIAL MEETING

     This Rule 13e-3 Transaction Statement is being filed by TERRITORIAL RESOURCES, INC. (the "Company") with respect to the class of equity securities of the Company that is subject to a Rule 13e-3 transaction. The Company is submitting to the holders of the Company's common stock, no par value (the "Common Stock"), a proposal to approve and adopt Articles of Amendment to its Articles of Incorporation providing for (a) a one-for-36,000 reverse stock split of the Company's Common Stock and (b) a cash payment in the amount of $1.40 per existing share of Common Stock (the "Cash Consideration") in lieu of the issuance of any resulting fractional shares of Common Stock to any shareholders who, after the reverse stock split, would otherwise own a fractional share of Common Stock. Items (a) and (b) will be considered as one proposal and will be referred to herein as the "Reverse Stock Split." The Reverse Stock Split is upon the terms and subject to the conditions set forth in the Company's Proxy Statement for the Company's Special Meeting of Shareholders scheduled to be held on ____________, 1998, a copy of which is filed as an exhibit hereto and is incorporated herein by reference in its entirety.

     The following Cross Reference Sheet is supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement filed by the Company with the Securities and Exchange Commission on February 9, 1998 (including all annexes and schedules thereto, the "Proxy Statement") of the information required to be included in response to the items of this Statement. The information in the Proxy Statement, a copy of which is attached hereto as Exhibit (d)(1), is hereby expressly incorporated by reference and the responses to each item are qualified in their entirety by the provisions of the Proxy Statement.

                      CROSS REFERENCE SHEET SHOWING LOCATION
                   IN PRELIMINARY PROXY STATEMENT OF INFORMATION
                        REQUIRED BY ITEMS IN SCHEDULE 13E-3


            SCHEDULE 13E-3 ITEM                  LOCATION IN PROXY STATEMENT
            -------------------                  ---------------------------

1.  Issuer and Class of Security Subject
    to the Transaction.

    Item 1(a)                               Cover Page.

    Item 1(b)                               Cover Page,  "Summary - The
                                            Special Meeting - Record Date;
                                            Quorum."

    Item 1(c)                               "Price Range of Common Stock;
                                            Dividends; Book Value - Common
                                            Stock Information."

    Item 1(d)                               "Price Range of Common Stock;
                                            Dividends; Book Value -
                                            Dividends."

    Item 1(e)                               Not applicable.

    Item 1(f)                               Not applicable.

2.  Identity and Background.

    Items 2(a)-(d) and (g)                  "Directors and Executive
                                            Officers" and "Security Ownership
                                            of Certain Beneficial Owners and
                                            Management."

    Items (e) and (f)                       Not applicable.

3.  Past Contracts, Transactions or
    Negotiations.

    Item 3(a)(1)                            Not applicable.

    Item 3(a)(2)                            Not applicable.

    Item 3(b)                               "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger."

4.  Terms of the Transaction.

    Items 4(a) - (b)                        "The Reverse Stock Split -
                                            Amendment of the Articles of
                                            Incorporation to Effect the
                                            Reverse Stock Split", "The
                                            Reverse Stock Split - Exchange of
                                            Shares and Payment in Lieu of
                                            Issuance of Fractional Shares"
                                            and "Special Factors - Background
                                            and Reasons for the Reverse Stock
                                            Split and Merger."

5.  Plans or Proposals of the Issuer or
    Affiliate.

    Items 5(a) - (g)                        "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger," "Special
                                            Factors -Plans for the Company
                                            after the Reverse Stock Split"
                                            and "Special Factors - Certain
                                            Effects of the Reverse Stock
                                            Split."

6.  Source and Amounts of Funds or Other
    Consideration.

    Items 6(a) - (c)                        "Special Factors - Source and
                                            Amounts of Funds for and Expenses
                                            of the Reverse Stock Split."

    Item 6(d)                               Not applicable.

7.  Purpose(s), Alternatives, Reasons and
    Effects.

    Item 7(a)                               "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger."

    Item 7(b)                               "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger."

    Item 7(c)                               "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger."

    Item 7(d)                               "Special Factors - Certain
                                            Effects of the Reverse Stock
                                            Split," "Special Factors -
                                            Certain United States Federal
                                            Income Tax Consequences" and
                                            "Special Factors - Opinion of
                                            Financial Advisor."

8.  Fairness of the Transaction.

    Item 8(a)                               "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger," "Special
                                            Factors -Recommendation of the
                                            Board of Directors" and "Special
                                            Factors -Opinion of Financial
                                            Advisor."

    Item 8(b)                               "Special Factors - Opinion of
                                            Financial Advisor."

    Item 8(c) "Summary - The Special Meeting -Required Vote" and "The Reverse Stock Split - Voting; Vote
                                            Required."

    Item 8(d)                               "Special Factors - Recommendation of
                                            the Board of Directors."

    Item 8(e)                               "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger" and "Special
                                            Factors -Recommendation of the
                                            Board of Directors."

    Item 8(f)                               Not applicable.

9.  Reports, Opinions, Appraisals and
    Certain Negotiations.

    Item 9(a) - (c)                         "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger" and "Special
                                            Factors -Opinion of Financial
                                            Advisor."

10. Interest in Securities of the Issuer.

    Item 10(a)                              "Security Ownership of Certain
                                            Beneficial Owners and Management."

    Item 10(b)                              "Security Ownership of Certain
                                            Beneficial Owners and Management."

11. Contracts, Arrangements or              "Special Factors - Background and
    Understandings with Respect to the      Reasons for the Reverse Stock
    Issuer's Securities.                    Split and Merger," "Summary - The
                                            Special Meeting - Required Vote" and
                                            "The Reverse Stock Split - Voting;
                                            Vote Required."

12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

    Item 12(a)                              "Special Factors - Background and
                                            Reasons for the Reverse Stock
                                            Split and Merger," "Summary - The
                                            Special Meeting - Required Vote"
                                            and "The Reverse Stock Split -
                                            Voting; Vote Required."

    Item 12(b) "Summary - The Special Meeting - Purpose of the Special Meeting" and "Special Factors - Recommendation of the Board of Directors."

13. Other Provisions of the Transaction.

    Item 13(a)                              "The Reverse Stock Split -
                                            Dissenting Shareholders' Rights,"
                                            "Annex B" to Proxy Statement

    Items 13(b) and (c)                     Not applicable.

14. Financial Information.

    Item 14(a)                              "Index to Financial Statements;"
                                            "Price Range of Common Stock;
                                            Dividends; Book Value."

    Item 14(b)                              Not applicable.

15. Persons and Assets Employed, Retained or Utilized.

    Item 15(a)                              "Summary - The Special Meeting -
                                            Solicitation of Proxies.

    Item 15(b)                              "Summary - The Special Meeting
                                            - Solicitation of Proxies" and
                                            "Special Factors - Opinion of
                                            Financial Advisor."

16. Additional Information.                 Proxy Statement in its entirety.

17. Material to be Filed as Exhibits.       Separately included herewith.

Item 1.        Issuer and Class of Security Subject to the Transaction.

       (a) The name of the issuer is TERRITORIAL RESOURCES, INC., a Colorado corporation, and the address of its executive offices is 734 7th Avenue S.W., Suite 1345, Calgary, Alberta, Canada T2P 3P8.

       (b) The exact title of the class of equity securities to which this statement relates is Common Stock, no par value. The information set forth under the caption "Summary - The Special Meeting - Record Date; Quorum " of the Proxy Statement is incorporated herein by reference.

       (c) The information set forth under the caption "Price Range of Common Stock; Dividends; Book Value - Common Stock Information" of the Proxy Statement is incorporated herein by reference.

       (d) The information set forth under the caption "Price Range of Common Stock; Dividends; Book Value - Dividends" of the Proxy Statement is incorporated herein by reference.

       (e)     Not applicable.

       (f)     Not applicable.

Item 2.        Identity and Background.

       (a) - (d) and (g)   This Statement is filed by TERRITORIAL RESOURCES,
INC., a Colorado corporation, with its executive offices at 734 7th Avenue S.W., Suite 1345, Calgary, Alberta, Canada T2P 3P8. The information set forth under the captions "Directors and Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

       (e) and (f)   To the best of the Company's knowledge, during the last
five years no person described under the captions "Directors and Executive Officers" and "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), and during the last five years no such person was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction as a result of which he was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities law or finding any violation of such laws.

Item 3.        Past Contracts, Transactions or Negotiations.

       (a)(1)  Not applicable.

       (a)(2)  Not applicable.

       (b) The information set forth under the caption "Special Factors - Background and Reasons for the Reverse Stock Split and Merger" of the Proxy Statement is incorporated herein by reference.

Item 4.        Terms of the Transaction.

       (a)-(b) The information set forth under the captions "The Reverse
Stock Split - Amendment of the Articles of Incorporation to Effect the Reverse Stock Split," "The Reverse Stock Split - Exchange of Shares and Payment in Lieu of Issuance of Fractional Shares" and "Special Factors - Background and Reasons for the Reverse Stock Split and Merger" of the Proxy Statement is incorporated herein by reference.

Item 5.        Plans or Proposals of the Issuer or Affiliate.

       (a)-(g) The information set forth under the captions "Special Factors -Background and Reasons for the Reverse Stock Split and Merger," "Special Factors - Plans for the Company after the Reverse Stock Split" and "Special Factors - Certain Effects of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

Item 6.        Source and Amounts of Funds and Other Consideration.

       (a)-(c) The information set forth under the caption "Special Factors - Source and Amounts of Funds for and Expenses of the Reverse Stock Split" of the Proxy Statement is incorporated herein by reference.

       (d)     Not applicable.

Item 7.        Purpose(s), Alternatives, Reasons and Effects.

       (a) The information set forth under the caption "Special Factors - Background and Reasons for the Reverse Stock Split and Merger" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth under the caption "Special Factors - Background and Reasons for the Reverse Stock Split and Merger" of the Proxy Statement is incorporated herein by reference.

       (c) The information set forth under the caption "Special Factors - Background and Reasons for the Reverse Stock Split and Merger" of the Proxy Statement is incorporated herein by reference.

       (d)     The information set forth under the captions "Special Factors
- Certain Effects of the Reverse Stock Split," "Special Factors - Certain United States Federal Income Tax Consequences" and "Special Factors - Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

Item 8.        Fairness of the Transaction.

       (a) The information set forth under the caption "Special Factors - Background and Reasons for the Reverse Stock Split and Merger," "Special Factors - Recommendation of the Board of Directors" and "Special Factors - Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth under the caption "Special Factors - Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

       (c) The information set forth under the captions "Summary - The Special Meeting - Required Vote" and "The Reverse Stock Split - Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

       (d)     The information set forth under the caption "Special Factors
- Recommendation of the Board of Directors" of the Proxy Statement is incorporated herein by reference.

       (e)     The information set forth under the captions "Special Factors
- Background and Reasons for Reverse Stock Split and Merger" and "Special Factors - Recommendation of the Board of Directors" of the Proxy Statement is incorporated herein by reference.

       (f)     Not applicable.

Item 9.        Reports, Opinions, Appraisals and Certain Negotiations.

       (a)-(c) The information set forth under the captions "Special Factors
- Background and Reasons for the Reverse Stock Split and Merger" and "Special Factors - Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

Item 10.       Interest in Securities of the Issuer.

       (a) The information with respect to the ownership of and transactions in Common Stock set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

       (b) The information with respect to the ownership of and transactions in Common Stock set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" of the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements, or Understandings with Respect to the Issuer's Securities.

               The information set forth under the captions "Special Factors - Background and Reasons for the Reverse Stock Split and Merger," "Summary
       - The Special Meeting - Required Vote" and "The Reverse Stock Split - Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

       (a)     The information set forth under the captions "Special Factors
- Background and Reasons for the Reverse Stock Split and Merger," "Summary - The Special Meeting - Required Vote" and "The Reverse Stock Split - Voting; Vote Required" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth under the captions "Summary - The Special Meeting - Purpose of the Special Meeting" and "Special Factors - Recommendation of the Board of Directors" of the Proxy Statement is incorporated herein by reference.

Item 13.       Other Provisions of the Transaction.

       (a) The information set forth under the caption "The Reverse Stock Split - Dissenting Shareholders' Rights" and "Annex B" of the Proxy Statement is incorporated herein by reference.

       (b)-(c) Not applicable.

Item 14.       Financial Information.

       (a)(1) The audited financial statements and supplemental information listed under the caption "Index to Financial Statements" of the Proxy Statement is incorporated herein by reference.

       (a)(2) The unaudited financial statements listed under the caption "Index to Financial Statements" of the Proxy Statement is incorporated herein by reference.

       (a)(3)  Not applicable because the Registrant is a Small Business issuer.

       (a)(4) The information set forth under the caption "Price Range of Common Stock; Dividends; Book Value - Book Value" is incorporated herein by reference.

       (b)     Not applicable.

Item 15.       Persons and Assets Employed, Retained or Utilized.

       (a) The information set forth under the caption "Summary - The Special Meeting - Solicitation of Proxies" of the Proxy Statement is incorporated herein by reference.

       (b) The information set forth under the caption "Summary - The Special Meeting - Solicitation of Proxies" and "Special Factors - Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

Item 16.       Additional Information.

       All of the information set forth in the Proxy Statement is incorporated herein by reference.

Item 17.       Material to be Filed as Exhibits.

       (a) Form of Loan Facility to be entered into between Territorial Resources, Inc. and Societe Generale, London Branch.

       (b)(1)  Report of Sayer Securities Limited.

       (b)(2) Opinion of Sayer Securities Limited (incorporated by reference to Annex C to the Proxy Statement filed as Exhibit (d)(1) hereto).

       (c) Reorganization Agreement and Plan of Merger dated January 28, 1998 by and among SOCO International plc, SOCO Resources (Colorado), Inc. and Territorial Resources, Inc. (incorporated by reference to Exhibit 99.2 to Form 8-K Current Report of Territorial Resources, Inc. dated January 28,
1998).

       (d)(1) Proxy Statement of Territorial Resources, Inc. for the Special Meeting of Shareholders to be held on ___________, 1998.

       (d)(2)  Proxy Card.

       (e) Statement of appraisal rights (incorporated by reference to Annex B to the Proxy Statement filed as Exhibit (d)(1) hereto).

       After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                          TERRITORIAL RESOURCES, INC.



Dated:  February 5, 1998              /s/ DANIEL A. MERCIER
                                      ---------------------------------------
                                      Name:   Daniel A. Mercier
                                      Title:  Chairman of the Board and
                                              Chief Executive Officer

                                EXHIBIT INDEX


EXHIBIT                          DESCRIPTION                           PAGE
-------                          -----------                           ----

(a) Form of Loan Facility to be entered into between Territorial Resources, Inc. and Societe Generale,
                London Branch.

(b)(1)          Report of Sayer Securities Limited.

(b)(2) Opinion of Sayer Securities Limited (incorporated by reference to Annex C to the Proxy Statement filed as Exhibit (d)(1) hereto).

(c)             Reorganization Agreement and Plan of Merger dated
                January 28, 1998 by and among SOCO International plc, SOCO Resources (Colorado), Inc. and Territorial
                Resources, Inc. (incorporated by reference to Exhibit 99.2 to Form 8-K Current Report of Territorial Resources, Inc. dated January 28, 1998).

(d)(1) Proxy Statement of Territorial Resources, Inc. for the Special Meeting of Shareholders to be held on _______________, 1998.

(d)(2)          Proxy Card.

(e) Statement of appraisal rights (incorporated by reference to Annex B to the Proxy Statement filed as Exhibit (d)(1) hereto).